Exhibit 10(c)
          SECOND AMENDMENT, dated as of February 9, 2007 (this “Second Amendment”) to the Credit Agreement, dated as of December 20, 2004, as amended by the First Amendment, dated as of March 1, 2006 (as so amended, the “Credit Agreement”), among Parker Drilling Company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Lehman Brothers Inc., as sole advisor, sole lead arranger and sole bookrunner, Bank of America, N.A., as syndication agent, and Lehman Commercial Paper Inc., as administrative agent (in such capacity, the “Administrative Agent”). Terms defined in the Credit Agreement shall be used in this Second Amendment with their defined meanings unless otherwise defined herein.
W I T N E S S E T H :
          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans and other extensions of credit to the Borrower; and
          WHEREAS, the Borrower has requested that the Lenders amend, and upon this Second Amendment becoming effective, the Lenders have agreed to amend, certain provisions of the Credit Agreement;
          NOW, THEREFORE, the parties hereto hereby agree as follows:
          1. Amendment to Section 3.1(a): Section 3.1(a) of the Credit Agreement is hereby amended by:
     (a) restating in its entirety clause (i) set forth in the last sentence thereof as follows:
     ”(i) be denominated in Dollars, or any other currency deemed acceptable by the Administrative Agent and the Issuing Lender, each in its sole discretion and”; and
     (b) adding a new sentence at the end thereof as follows:
     “In the case of any Letter of Credit denominated in any currency other than Dollars, it is understood and agreed that, for all purposes of this Agreement, the face amount and drawable amount thereof at the time of issuance, and the amount of any unreimbursed drawing in respect thereof at the end of each subsequent L/C Fee Payment Date or on any applicable date of measurement hereunder, shall be deemed to be the equivalent in Dollars of such amount at such time, in each case as reasonably determined by the Administrative Agent in a manner acceptable to the Administrative Agent, the Borrower and the Issuing Lender in respect of such Letter of Credit.”
          2. Representations and Warranties. As of the date hereof and after giving effect to this Second Amendment, the Borrower hereby (a) confirms, reaffirms and restates the representations and warranties made by it in Section 4 of the Credit Agreement and otherwise in the other Loan Documents to which it is a party and (b) represents and warrants that (i) the persons named in the signature blocks below are duly authorized to execute and deliver, on behalf of the Borrower and the other Loan Parties, this Second Amendment, (ii) such persons are now duly elected and qualified officers of the Borrower and the other Loan Parties, holding the offices indicated below their respective names and (iii) the signature set forth on the signature line above their respective names is such officer’s true and genuine signature; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Second Amendment.
          3. Payment of Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for its out-of-pocket costs and expenses incurred in connection with this Second Amendment, any documents prepared in connection herewith and the transactions contemplated hereby including, without limitation, the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel to the Administrative Agent, subject to the Administrative Agent’s approval of such fees.
          4. No Change. Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, waived, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.
          5. Effectiveness. This Second Amendment shall become effective as of the date set forth above upon the receipt by the Administrative Agent (or its counsel) of counterparts of this Second Amendment, duly executed and delivered by the Administrative Agent, the Borrower, the Issuing Lender and the Required Lenders.
          6. Limited Amendment. This Second Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.
          7. Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
          8. GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

PARKER DRILLING COMPANY
By:	s/ W. Kirk Brassfield
	Name:	W. Kirk Brassfield
	Title:	Senior Vice President & CFO

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent
By:	s/ Ritam Bhalla
	Name:	Ritam Bhalla
	Title:	Authorized Signatory

BANK OF AMERICA, N.A., as Syndication Agent, Issuing Lender and a Lender
By:	s/ Michael J. Dillon
	Name:	Michael J. Dillon
	Title:	Senior Vice President

LEHMAN COMMERCIAL PAPER INC., as a Lender
By:	s/ Ritam Bhalla
	Name:	Ritam Bhalla
Title:

[Signature page to the Second Amendment]

          Each of the undersigned hereby consents to the foregoing Second Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement, the other Loan Documents and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Second Amendment.

DGH, INC.
PADRIL, INC.
PARKER AVIATION, INC.
PARKER DRILLING COMPANY NORTH AMERICA, INC.
PARKER DRILLING COMPANY OF NIGER
PARKER DRILLING COMPANY OF OKLAHOMA, INCORPORATED
PARKER DRILLING COMPANY OF SOUTH AMERICA, INC.
PARKER DRILLING OFFSHORE CORPORATION
PARKER DRILLING OFFSHORE INTERNATIONAL, INC.
PARKER NORTH AMERICA OPERATIONS, INC.
PARKER TECHNOLOGY, INC.
PARKER TECHNOLOGY, L.L.C.
QUAIL USA, LLC
SELECTIVE DRILLING CORPORATION

By:	s/ David W. Tucker
	Name:	David W. Tucker
	Title:	Vice President

PARKER DRILLING OFFSHORE USA, L.L.C.
By:	s/ David W. Tucker
	Name:	David W. Tucker
	Title:	Vice President

PARKER DRILLING MANAGEMENT SERVICES, INC.
By:	s/ David W. Tucker
	Name:	David W. Tucker
	Title:	President

[Signature page to the Second Amendment]

PD MANAGEMENT RESOURCES, L.P.

By:	Parker Drilling Management Services, Inc., its
General Partner

By:	s/ David W. Tucker

Name: David W. Tucker
Title: President

QUAIL TOOLS, L.P.

By:	Quail USA, LLC, its General Partner

By:	s/ David W. Tucker

Name: David W. Tucker
Title: Vice President
[Signature page to the Second Amendment]